UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2006

KKR FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-32542	20-1426618
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Four Embarcadero Center, Suite 2050 San Francisco, California	94111
(Address of registrant’s principal executive office)	(Zip code)

(415) 315-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

On May 3, 2006, the Company issued a press release announcing that its board of directors had declared a cash distribution for the quarter ended March 31, 2006 on the Company’s common stock of $0.45 per share. The distribution will be payable on May 31, 2006 to stockholders of record as of the close of business on May 17, 2006.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

ITEM 9.01   Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description
99.1	Press Release dated May 3, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Financial Corp.
(Registrant)

By:	/s/ DAVID A. NETJES
Name:	David A. Netjes
Title:	Chief Financial Officer and
Chief Operating Officer

Dated:  May 3, 2006